Exhibit 99.2

Morgan Keegan Equity Conference September 9, 2004 RailAmerica, Inc. Indiana Southern RR

Forward Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, foreign currency risks, weather, failure to complete proposed acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Company's Forms 10-K, 10-Q, and 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. The forecasts included in this presentation represent RailAmerica's estimate of its anticipated results of operations. The forecasts prepared by RailAmerica's management are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Corporate Review Corporate Review Charlie Swinburn Chief Executive Officer Ottawa Valley Railway

Company Profile A leading short line and regional rail service provider Presently owns/leases 47 railroads operating approximately 9,000 miles in the United States and Canada Over last 11 years has made 28 acquisitions, including 61 railroads, totaling over $700 million in investments Operations in 26 states and 6 Canadian provinces 1,900 employees $358 million FY 03 revenue 1.1 million Carloads in 2003 Successful record of acquiring and integrating railroads

RailAmerica North American Rail Group 2 Corridors 8 Regions 9,000 miles 500 Locomotives and 8,000 railcars Geographic and Commodity Diversity Hawaii Western Corridor Eastern Corridor

North American Diversification U.S. Southwest U.S. Northwest U.S. Central U.S. Midwest U.S. Southeast U.S. Northeast Canada - Eastern Canada - Western East 0.094 0.106 0.169 0.172 0.139 0.106 0.13 0.07 2003 Geographic Mix (Revenue) 2003 Commodity Mix (Carloads*) * excludes bridge traffic North America has Significant Geographic Revenue and Commodity Diversification

Growth Strategy Revenue Growth - Targeting 10% per year Targeting 5% organic revenue growth Economic growth Service initiatives for existing customers New customers 7% organic revenue growth year-to-date Targeting 5% acquisition growth per year Class I branch line sales Short line holding companies Independent short line operators Industrial railroads Seeking strategic, accretive acquisitions with strong free cash flow that compliment our existing railroads Properties should have diversified, growing customer base and sound infrastructure

Recent Events January 26, 2004 - Closed acquisition of Central Michigan Railway February 2, 2004 - Closed sale of 55% equity interest in Chilean railroad, Ferronor April 7, 2004 - Gary Marino retires as CEO August 1, 2004 - Closed on lease of Chicago, Fort Wayne & Eastern railroad from CSX August 1, 2004 - Charlie Swinburn moves into CEO position

Recent Events (Continued) August 13, 2004 - Announced intention to purchase 107 mile railroad in Ohio from CSX August 31, 2004 - Closed sale of Freight Australia August 31, 2004 - Launched tender offer for High Yield Subordinated Notes

Central Michigan Railway Acquired from independent short line operator in January 2004 Purchase price of $25.3 million funded by cash on hand and revolving credit facility 100 miles - Midland, MI to Durand, MI Connects with our Huron & Eastern Railroad Interchanges with CN and CSX Major customers include Dow Chemical and Consumers Energy Commodities shipped include: chemicals, coal, minerals and agricultural products Expect 30,000 carloads annually Expect $10 - $12 million annual revenue

Chicago, Fort Wayne & Eastern Railroad Acquired by lease from CSX in August 2004 20 year lease with renewal options 276 miles - Crestline, OH to Tolleston, IN Provides access to Chicago Connects with our Indiana & Ohio Railway Interchanges with CSX, Norfolk Southern and Indiana Harbor Belt Railroad Major customers include Procter & Gamble and Steel Dynamics Commodities shipped include: chemicals, metals, minerals and agricultural products Expect 42,000 to 45,000 carloads annually Expect $12 - $15 million annual revenue

Financial Review Financial Review Central Oregon & Pacific RR Michael Howe Executive Vice President Chief Financial Officer

Strong Historical Growth in North America '99 '00 '01 '02 '03 '04F East 200 839 891 1107 1140 1140 Through Acquisitions and Internal Growth, RRA has Successfully Grown in Size *2004 Revenue and Carloads are Forecast Revenue* Carloads* '99 '00 '01 '02 '03 '04F East 46 232 246 333 358 384

Financial Highlights Consolidated Income Statement Q2 04 Q2 03 2004 2003 Operating Revenue $ 96.2 $ 85.4 $ 192.2 $ 170.1 Operating Income $ 11.3 $ 18.5 $ 27.2 $ 35.3 Income from continuing operations $ 0.4 $ 6.7 $ 5.1 $ 12.3 Diluted earnings per common share from continuing operations* $ 0.01 $ 0.20 $ 0.15 $ 0.38 Net income available to common stockholders $ 1.6 $ 4.7 $ 2.9 $ 9.0 Diluted earnings per common share* $ 0.05 $ 0.14 $ 0.08 $ 0.28 Weighted avg. common shares - Basic 33,963 31,781 33,350 31,826 Weighted avg. common shares- Diluted 35,352 34,133 34,623 34,108 $ millions, except per share data and shares Three months ended June 30 Six months ended June 30 *Diluted earnings per common share includes a charge of $0.16 per diluted share for the former CEO's retirement

Financial Highlights ($ millions) Consolidated Balance Sheet Data June 30, 2004 December 31, 2003 Cash $ 8.1 $ 13.7 Total assets $1,205.4 $1,232.5 Long-term debt* $ 392.6 $ 390.2 Subordinated debt $ 134.3 $ 143.0 Stockholders' Equity $ 388.2 $ 371.8 Net Debt/Total Capitalization 57.2% 58.3% * Includes $60,851 and $59,400 of long-term debt included in discontinued operations on the 06/30/04 and12/31/2003 balance sheets.

North American Overview Key Statistics ($ millions) Q2 2004 Q2 2003 2003 2002 2001 Revenue $96.1 $85.3 $358.0 $333.0 $245.4 Operating Income $18.7 $19.0 $81.4 $74.0 $52.7 Depreciation & Amortization $ 6.8 $ 5.7 $23.6 $21.7 $15.9 CAPEX $14.7 $15.1 $54.3 $46.6 $39.0 Operating Ratio 80.6% 77.7% 77.3% 77.8% 78.5%

Q2 2004 North American Results Revenue increased 13% to $96.1 million from $85.3 million in Q2 2003 "Same railroad" revenue increased 6.9% to $91.0 million from $85.2 million in Q2 2003 "Same railroad" carloads increased 3% to 286,547 from 277,202 Higher fuel costs impacted Q2 results by $1.6 million compared to Q2 2003 $1.26/gallon in Q2 2004 vs. $1.00/gallon in Q2 2003 1.7% impact on operating ratio 3 cents per share Higher casualty expense impacted Q2 results compared to Q2 2003

Outlook for 2004 2004 Guidance for Continuing Operations 2004 Guidance for Continuing Operations 2004 Guidance for Continuing Operations Revenue EPS* Free Cash Flow** $385 million $0.64 to $0.70 $16.0 million Improving economy Carload growth exceeding plan Higher fuel prices in 2004 $1.28/gallon revised guidance for 2H 2004 vs. $1.01/gallon budget Significant acquisition opportunities in North America i.e., Chicago, Fort Wayne & Eastern Diluted shares outstanding increase to 38 million from 35 million in 2H 2004 Results of Arizona & Eastern Railway moved to discontinued operations Cautioning potential Class I congestion and service issues in 2H 2004 * Excludes $0.16 per diluted share related to CEO retirement charge **Free cash flow from continuing operations is defined as operating income plus depreciation and amortization and the net book value portion of asset sales less capital expenditures, cash interest and cash taxes

Sale of Freight Australia Sale of Freight Australia Freight Australia, Melbourne

Freight Australia 3,150-mile railroad serves the agricultural region & ports of Victoria, New South Wales and provides transcontinental inter-modal services Purchased for US $103 million in 1999 2002 and 2003 - performance significantly impacted by severe drought Completed US $204 million sale in August 2004 Paid down $60 million Senior Debt Balance of proceeds will be used to purchase the 12 7/8% Senior Subordinated Notes, subject to bank group approval and successful tender

Freight Australia Expected Use of Proceeds From Sale ($ thousands)

Summary RRA Investment Highlights Completed acquisition of Central Michigan Railroad in January 2004 $ 11 million of annual revenue Completed Sale of Chilean railroad interest on February 2, 2004 Proceeds of $18 million in cash and secured instruments Eliminated $20 Million in Chilean debt from balance sheet Completed acquisition of Chicago, Fort Wayne & Eastern Railroad in August 2004 Expect $12 - $15 million of annual revenue Reduced net debt-to-total capitalization as of June 30, 2004 to 57.2% from 58.3% at December 31, 2003 Expect to be at or near 50% by December 31, 2004 Announced the expected acquisition of the Midland Subdivision from CSX in August 2004 107 miles from Columbus, OH to Cincinnati, OH Expect 18,000 carloads annually Completed Sale of Freight Australia on August 31, 2004 Eliminated $60 million Senior Debt Balance to be used in tender for 12 7/8% Senior Subordinated Notes

Morgan Keegan Equity Conference September 9, 2004 RailAmerica, Inc. San Joaquin Valley RR